Bitty Transaction Overview August 2024

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3 • Many small businesses have difficulty accessing traditional bank loans, resulting in a significant supply-demand imbalance.1 • Recent upward trend in new business application filings, with 5.5 million in 2023, a 57% increase compared to 2019.4 1. The State of Small Business Now, U.S. Chamber of Commerce, April 2023. 2. CFPB Finalizes Rule to Create a New Data Set on Small Business Lending in America, Consumer Financial Protection Bureau, March 2023. 3. 2024 Report on Employer Firms: Findings From the 2023 Small Business Credit Survey, The Federal Reserve Banks, March 2024. 4. New Business Applications Surge Across the Country, U.S. Chamber of Commerce. February 2024. Small Business Financing Market Represents Significant Opportunity 33 Million+ Small Businesses in the United States 99.9% of Businesses in the U.S. Are Small Businesses 1 71% of medium to high credit risk small business applicants for a loan, line of credit, or merchant cash advance applied to a non-bank financing company, online lender, or community development financial institution (CDFI).3 Approximately $550 Billion in Annual Non- Bank and Online Lender Financing for Small Businesses2 61% of small business applicants cited “chance of being funded” as a reason for applying to an online lender.3 50% of small businesses that are “discouraged nonapplicants” cited lender requirements were too strict and/or that they were denied financing previously.3

4 Bitty: Financing Solutions for Underserved Small and Midsize Businesses (SMBs) Bitty is a credit access company that offers revenue-based financing and other working capital solutions $2,000-$250,000 Range of typical financing amounts facilitated by Bitty; $165 million of annual origination volume 1 $420+ Million Extended to 29,000+ Customers2 Scaled business with a history of organic growth and broad customer reach Experienced Leadership Led by entrepreneur and industry veteran Craig Hecker along with established team Aligned with OppFi’s Mission to Broaden Credit Access Focused on providing credit to underserved small businesses across America 25%+ Operating Margin1 Profitable business model with potential to expand margins through operating leverage 1. Based on trailing twelve months figures as of March 31, 2024. 2. Since July 2020 and as of March 31, 2024, including repeat customers.

5 Bitty Transaction Highlights Launches OppFi’s Small Business Financing Vertical • $17.9 million in exchange for a 35% equity interest in Bitty o 6.0x valuation multiple based on Bitty’s $8.5 million of adjusted net income for the trailing twelve months ending March 31, 2024 o Consideration is 85% cash, 15% in Class A common units of Opportunity Financial, LLC1 • 2027 - OppFi has the option to acquire an additional 30% equity interest • 2030 - OppFi has the option to acquire the remaining equity interest • Transaction will be accounted for using the equity method • Transaction is expected to be immediately accretive to OppFi’s earnings, contributing approximately $0.03 in annualized adjusted earnings per share 2 • Transaction enables OppFi to enter small business financing market with the goal of leveraging its expertise in data analytics, automation, and marketing to create synergies to further scale Bitty • Bitty has strong operating margins and unit economics and is led by industry veteran Craig Hecker, who has built and scaled multiple specialty finance platforms for small businesses Strategic Rationale Terms of Transaction Post-Closing Effects 1. 1. Number of Class A common units issued based on the average closing price of OppFi Class A common stock over the 30 trading days preceding the closing date. 2. 2. Based on trailing twelve months figures, as of March 31, 2024.